November 2001

Report to Fellow Shareholders:

For the six months ended September 30, 2001, Nicholas Fund (the "Fund") was down 11.62%, while the S&P 500 Index was down 9.68%. For the three months ended September 30, 2001, the Fund declined 15.97% as compared to a decline of 14.67% for the S&P 500 Index.

Returns for Nicholas Fund, Inc. and selected indices are provided in the chart below for the periods ended September 30, 2001.

		Average Annual Total Return*
	9 Months	1 Year	5 Year	10 Year	15 Year	Life**
Nicholas Fund, Inc. (Distributions Reinvested)………	(22.18)%	(26.69)%	5.03%	9.52%	10.63%	12.13%
Standard & Poors 500 Index (Dividends Reinvested).	(20.37)%	(26.61)%	10.22%	12.69%	13.38%	11.44%
Consumer Price Index ………………………………	2.06%	2.65%	2.46%	2.66%	3.27%	5.03%
Ending value of $10,000 invested in Nicholas Fund, Inc. (Distributions Reinvested) ………………………	$7,782	$7,331	$12,783	$24,834	$45,511	$400,176

Financial and healthcare stocks made up approximately 41% of invested assets. Consumer discretionary stocks, including media and retail trade, comprised 15% while information technology was 12%. Our top five holdings in descending order are: Mercury General (insurance), Berkshire Hathaway (insurance), Guidant (healthcare), Apogent Technologies (healthcare) and Sprint-FON Group (telecom).

The economic and business news is ugly. Manufacturing is in decline, unemployment is rising and corporate earnings are dismal. The war on terrorism is causing many to be anxious and cautious. A weakening global economy is adding to this gloom. On the positive side, the Federal Reserve has acted by cutting interest rates ten times this year, reducing short-term rates by four and one-half percentage points. Mortgage rates are at the lowest level in 30 years. It also seems likely that fiscal policy will become stimulative through tax cuts and spending increases.

Our view of the stock market is as follows; the speculative days of the tech-crazed, internet-addicted, IPO-flipping, day-trading investor is over. The flood of money that poured into equity mutual funds, which was a prime force in lifting the market to such giddy heights in recent years, has abated. Furthermore, the percent of an individual’s total assets held in stock is near the high end, around 50%. Finally, price-earnings ratios are at 20 times next year’s estimated earnings, a seemingly high valuation for this point in the economic cycle. Management foresees the market in a fairly narrow trading range around present levels.

In summary, we believe it’s a stock pickers market with favorable opportunities in selected issues, mainly small- and mid-sized companies. Security analysis may be back in vogue (as opposed to momentum investing) and valuation seems to matter. It is our thought that investment managers have to be good stock selectors to outperform the market indices over the intermediate-term. Also keep in mind that stocks tend to rise in anticipation of future business recovery despite the poor economic conditions of the moment.

Thank you for your continued support.

Sincerely,

Albert O. Nicholas                                                                                  David O. Nicholas

Co-Portfolio Manager                                                                         Co-Portfolio Manager

*Total returns are historical and include change in share price and reinvestment of dividend and capital gain distributions.
Past performance is no guarantee of future results. Principal value and return will fluctuate so an investment, when redeemed, may be worth more or less than original cost.

**Date of initial public offering was July 14, 1969. Life of the Fund as of September 30, 2001 was 32.2 years. Starting time period for the Standard & Poor’s 500 Index and the Consumer Price Index was June 30, 1969.

Financial Highlights
(For a share outstanding throughout each period)
---------------------------------------------------------------------------------------------------------
                                             Six Months              Year ended March 31,
                                         Ended 09/30/2001  ----------------------------------------------
                                            (unaudited)      2001      2000      1999       1998      1997
                                         ----------------   ------    ------    ------     ------   ------
NET ASSET VALUE, BEGINNING OF PERIOD          $54.11        $84.56    $85.20    $93.98    $67.11    $63.81
     INCOME FROM INVESTMENT OPERATIONS:
     Net investment income                       .06           .20       .39       .51       .36       .40
     Net gain (loss) on securities
      (realized and unrealized)                (6.33)       (11.21)     5.22      (.43)    32.67      8.64
                                              ------        ------    ------    ------    ------    ------
     Total from investment operations          (6.27)       (11.01)     5.61       .08     33.03      9.04
                                              ------        ------    ------    ------    ------    ------
     LESS DISTRIBUTIONS:
     From net investment income                 (.12)         (.19)     (.31)     (.59)     (.36)     (.42)
     From net capital gain                        --        (19.25)    (5.94)    (8.27)    (5.80)    (5.32)
                                              ------        ------    ------    ------    ------    ------
     Total distributions                        (.12)       (19.44)    (6.25)    (8.86)    (6.16)    (5.74)
                                              ------        ------    ------    ------    ------    ------
NET ASSET VALUE, END OF PERIOD                $47.72        $54.11    $84.56    $85.20    $93.98    $67.11
                                              ------        ------    ------    ------    ------    ------
                                              ------        ------    ------    ------    ------    ------
TOTAL RETURN                                (11.62)%**    (16.74)%     6.75%      .13%    50.98%    14.68%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)        $2,858.3      $3,475.0  $4,900.9  $5,619.4  $5,907.2  $3,989.5
Ratio of expenses to average net assets         .72%*         .72%      .73%      .71%      .71%      .72%
Ratio of net investment income
 to average net assets                          .19%*         .30%      .46%      .58%      .44%      .61%
Portfolio turnover rate                       49.20%*       40.64%    39.72%    25.04%    17.01%    15.18%
  * Annualized.
 ** Not annualized.

          The accompanying notes to financial statements
            are an integral part of these statements.

------------------------------------------------------------------------------
Top Ten Portfolio Holdings
September 30, 2001 (unaudited)
------------------------------------------------------------------------------
                                           Percentage
                                          of Net Assets
                                          -------------
Mercury General Corporation ..............    4.69%
Berkshire Hathaway Inc. ..................    3.84%
Guidant Corporation ......................    3.00%
Apogent Technologies Inc. ................    2.66%
Sprint Corporation (FON Group) ...........    2.65%
Health Management Associates, Inc.-Class A    2.59%
Protective Life Corporation ..............    2.59%
Fifth Third Bancorp ......................    2.48%
USA Networks, Inc. .......................    2.48%
American Home Products Corporation .......    2.36%
                                              -----
Total of top ten                             29.34%
                                             ------
                                             ------

Schedule of Investments
September 30, 2001 (unaudited)
-------------------------------------------------------------------------------------------------------
 Shares or                                                 Quoted
  Principal                                                Market
   Amount                                                  Value
-------------                                          --------------
                                                         (Note 1(a))
COMMON STOCKS - 96.38%
               Consumer Discretionary -
                Automobiles & Components - 0.89%
     630,700   Harley-Davidson, Inc.                       25,543,350
                                                       --------------
               Consumer Discretionary -
                Hotels, Restaurants & Leisure - 0.31%
     350,000   Outback Steakhouse, Inc. *                   8,963,500
                                                       --------------
               Consumer Discretionary - Media - 10.93%
   1,667,600   Clear Channel Communications, Inc. *        66,287,100
   3,525,200   General Motors Corporation -
                Class H *                                  46,990,916
   1,400,000   Interpublic Group of
                Companies, Inc. (The)                      28,560,000
   4,950,000   Liberty Media Corporation - Class A *       62,865,000
   3,935,000   USA Networks, Inc. *                        70,751,300
     151,925   Viacom Inc. - Class B *                      5,241,413
   1,700,000   Walt Disney Company (The)                   31,654,000
                                                       --------------
                                                          312,349,729
                                                       --------------
               Consumer Discretionary -
                Retail - 3.34%
   3,400,000   Dollar General Corporation                  39,780,000
     500,000   Jones Apparel Group, Inc. *                 12,745,000
     170,000   Kohl's Corporation *                         8,160,000
     700,000   Wal-Mart Stores, Inc.                       34,650,000
                                                       --------------
                                                           95,335,000
                                                       --------------
               Consumer Staples -
                Food & Drug Retail - 3.07%
   1,115,000   CVS Corporation                             37,018,000
     800,000   The Kroger Co. *                            19,712,000
     900,000   Walgreen Co.                                30,987,000
                                                       --------------
                                                           87,717,000
                                                       --------------
               Consumer Staples - Products - 2.59%
   1,070,600   Alberto-Culver Company - Class A            35,308,388
     800,000   Philip Morris Companies Inc.                38,632,000
                                                       --------------
                                                           73,940,388
                                                       --------------
               Energy - 2.02%
   1,200,000   Anadarko Petroleum Corporation              57,696,000
                                                       --------------
               Financials - Banks - 4.52%
   1,153,218   Fifth Third Bancorp                         70,899,843
   1,027,063   Marshall & Ilsley Corporation               58,224,201
                                                       --------------
                                                          129,124,044
                                                       --------------
               Financials - Diversified - 5.38%
     850,000   American Express Company                    24,701,000
   1,420,666   Citigroup Inc.                              57,536,973
   1,000,000   Merrill Lynch & Co., Inc.                   40,600,000
   2,693,000   The Charles Schwab Corporation              30,969,500
                                                       --------------
                                                          153,807,473
                                                       --------------
               Financials - Insurance - 11.87%
       1,569   Berkshire Hathaway Inc. -
                Class A *                                 109,830,000
   3,373,900   Mercury General Corporation +              133,943,830
   2,549,900   Protective Life Corporation                 73,947,100
     452,000   W. R. Berkley Corporation                   21,696,000
                                                       --------------
                                                          339,416,930
                                                       --------------
               Health Care - Equipment - 7.52%
   3,177,400   Apogent Technologies Inc. *                 75,939,860
   2,224,000   Guidant Corporation *                       85,624,000
   1,223,796   Medtronic, Inc.                             53,235,126
                                                       --------------
                                                          214,798,986
                                                       --------------
               Health Care - Pharmaceuticals &
                Biotechnology - 7.76%
     797,200   Abbott Laboratories                         41,334,820
   1,156,000   American Home Products Corporation          67,337,000
     425,000   Eli Lilly and Company                       34,297,500
   1,180,000   Pfizer Inc.                                 47,318,000
     775,100   Pharmacia Corporation                       31,438,056
                                                       --------------
                                                          221,725,376
                                                       --------------
               Health Care - Services - 3.55%
     371,087   Cardinal Health, Inc.                       27,441,884
   3,572,037   Health Management Associates, Inc. -
                Class A *                                  74,155,488
                                                       --------------
                                                          101,597,372
                                                       --------------
               Industrials - Capital Goods - 5.56%
     783,500   Fastenal Company                            44,643,830
     575,000   General Electric Company                    21,390,000
     225,000   Minnesota Mining &
                Manufacturing Company                      22,140,000
     825,000   Tyco International Ltd.                     37,537,500
   1,810,400   Vishay Intertechnology, Inc. *              33,311,360
                                                       --------------
                                                          159,022,690
                                                       --------------
               Industrials - Commercial
                Services & Supplies - 3.28%
     540,700   Automatic Data Processing, Inc.             25,434,528
     982,350   Cintas Corporation                          39,588,705
   1,433,000   Robert Half International Inc. *            28,674,330
                                                       --------------
                                                           93,697,563
                                                       --------------
               Information Technology -
                Communication Equipment - 2.59%
   9,850,000   ADC Telecommunications, Inc. *              34,376,500
   2,550,000   Motorola, Inc.                              39,780,000
                                                       --------------
                                                           74,156,500
                                                       --------------
               Information Technology -
                Hardware - 5.05%
   1,980,000   Cisco Systems, Inc. *                       24,116,400
   1,050,000   Dell Computer Corporation *                 19,456,500
   2,465,000   EMC Corporation *                           28,963,750
   1,163,500   Intel Corporation                           23,781,940
   1,300,000   LSI Logic Corporation *                     15,275,000
     643,100   Plantronics, Inc. *                         10,964,855
   1,060,000   Sun Microsystems, Inc. *                     8,766,200
     525,000   Texas Instruments Incorporated              13,114,500
                                                       --------------
                                                          144,439,145
                                                       --------------
               Information Technology -
                 Software & Services - 3.88%
   1,596,300   Accenture Ltd *                             20,352,825
     210,000   Check Point Software
                Technologies Ltd. *                         4,624,200
     550,000   Electronic Data Systems Corporation         31,669,000
     570,000   Microsoft Corporation *                     29,166,900
   1,090,000   Oracle Corporation *                        13,712,200
   1,310,000   Rational Software Corporation *             11,344,600
                                                       --------------
                                                          110,869,725
                                                       --------------
               Materials - 2.03%
   1,342,000   Vulcan Materials Company                    57,974,400
                                                       --------------
               Telecommunication Services - 8.44%
   3,021,882   Qwest Communications International Inc.     50,465,429
     800,000   SBC Communications Inc.                     37,696,000
   2,395,000   Sprint Corporation (PCS Group) *            62,964,550
   3,157,000   Sprint Corporation (FON Group)              75,799,570
     263,000   Verizon Communications                      14,230,930
                                                       --------------
                                                          241,156,479
                                                       --------------
               Utilities - 1.80%
   1,238,000   El Paso Corporation                         51,438,900
                                                       --------------
              TOTAL COMMON STOCKS
               (cost $2,267,093,843)                    2,754,770,550
                                                       ==============
SHORT-TERM INVESTMENTS - 3.28%
               Commercial Paper - 2.86%
 $10,000,000   Cox Enterprises, Inc.
                3.70%, due October 1, 2001                 10,000,000
   9,000,000   BellSouth Corporation
                3.00%, due October 2, 2001                  8,999,250
   4,000,000   Heller Financial, Inc.
                3.30%, due October 2, 2001                  3,999,633
   3,500,000   Chevron Phillips Chemical Co. LLC
                3.30%, due October 3, 2001                  3,499,358
   1,835,000   Manpower Inc.
                2.95%, due October 3, 2001                  1,834,699
   4,000,000   Marcus Corporation
                3.10%, due October 4, 2001                  3,998,967
   6,000,000   Fiserv, Inc.
                3.10%, due October 5, 2001                  5,997,933
   2,500,000   Fiserv, Inc.
                3.40%, due October 10, 2001                 2,497,875
   1,000,000   Marcus Corporation
                3.40%, due October 10, 2001                   999,150
   4,000,000   Quad/Graphics, Inc.
                3.20%, due October 11, 2001                 3,996,445
   3,000,000   Marcus Corporation
                3.40%, due October 12, 2001                 2,996,883
  19,500,000   Qwest Capital Funding, Inc.
                3.30%, due October 17, 2001                19,471,400
   3,500,000   Fiserv, Inc.
                2.90%, due October 19, 2001                 3,494,925
   4,965,000   Fiserv, Inc.
                3.20%, due October 22, 2001                 4,955,732
   5,000,000   Quad/Graphics, Inc.
                3.00%, due October 24, 2001                 4,990,417
                                                       --------------
                                                           81,732,667
                                                       --------------
               Variable Rate Demand Note - 0.42%
  11,988,221   Firstar Bank U.S.A., N.A.
                2.42%, due October 1, 2001                 11,988,221
                                                       --------------
                TOTAL SHORT-TERM INVESTMENTS
                 (cost $93,720,888)                        93,720,888
                                                       --------------
                TOTAL INVESTMENTS
                 (cost $2,360,814,731) - 99.66%         2,848,491,438
                                                       --------------
               OTHER ASSETS,
                NET OF LIABILITIES - 0.34%                  9,808,997
                                                       --------------
                TOTAL NET ASSETS
                 (Basis of percentages
                 disclosed above) - 100%               $2,858,300,435
                                                       --------------
                                                       --------------

 + This company is affiliated with the Fund as defined in Section 2(a)(3) of the
Investment Company Act of 1940, in that the Fund holds 5% or more of its outstanding voting securities. (Note 5)
 * Nondividend paying security.
    The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities
September 30, 2001 (unaudited)
-------------------------------------------------------------------------------
ASSETS:
   Investments in securities at market value (Note 1 (a)) -
      Nonaffiliated issuers (cost $2,348,891,897) -
       see accompanying schedule of investments..............   $2,714,547,608
      Affiliated issuers (cost $11,922,834) -
       see accompanying schedule of investments (Note 5).....      133,943,830
                                                                --------------
               Total investments.............................    2,848,491,438
                                                                --------------
   Receivables --
      Investment securities sold.............................       74,712,324
      Dividends and interest.................................        1,463,984
                                                                --------------
               Total receivables.............................       76,176,308
                                                                --------------
               Total assets..................................    2,924,667,746
                                                                --------------
LIABILITIES:
   Payables --
      Investment securities purchased........................       64,098,383
      Management fee (Note 2)................................        1,405,501
      Other payables and accrued expenses....................          863,427
                                                                --------------
               Total liabilities.............................       66,367,311
                                                                --------------
               Total net assets..............................   $2,858,300,435
                                                                --------------
                                                                --------------
NET ASSETS CONSIST OF:
      Fund shares issued and outstanding.....................   $2,306,868,911
      Net unrealized appreciation on investments (Note 3)....      487,676,707
      Accumulated undistributed net realized
       gain on investments...................................       61,577,766
      Accumulated undistributed net investment income........        2,177,051
                                                                --------------
                                                                $2,858,300,435
                                                                --------------
                                                                --------------
NET ASSET VALUE PER SHARE ($.50 par value, 200,000,000
 shares authorized), offering price and redemption price
 ($2,858,300,435/59,898,498 shares outstanding)..............           $47.72
                                                                        ------
                                                                        ------
          The accompanying notes to financial statements
              are an integral part of this statement.

Statement of Operations
For the six months ended September 30, 2001 (unaudited)
-------------------------------------------------------------------------------
INCOME:
     Dividend --
          Nonaffiliated issuers ...............................   $ 11,076,625
          Affiliated issuers (Note 5) .........................      1,958,456
     Interest..................................................      2,485,221
                                                                --------------
                                                                    15,520,302
                                                                --------------
EXPENSES:
     Management fee (Note 2) ..................................     11,090,227
     Transfer agent fees ......................................        905,403
     Postage and mailing ......................................        126,098
     Custodian fees ...........................................         83,937
     Printing .................................................         50,474
     Registration fees ........................................         35,400
     Pricing and accounting fees ..............................         17,763
     Legal fees ...............................................         13,235
     Audit and tax consulting fees ............................         10,775
     Telephone ................................................          8,690
     Directors' fees ..........................................          5,093
     Other operating expenses .................................          2,629
                                                                 --------------
                                                                    12,349,724
                                                                --------------
        Net investment income..................................      3,170,578
                                                                --------------
NET REALIZED GAIN ON INVESTMENTS:
     Nonaffiliated issuers ....................................     41,140,637
     Affiliated issuers (Note 5) ..............................     23,108,855
                                                                --------------
                                                                    64,249,492
                                                                --------------
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS ........   (439,628,295)
                                                                --------------
        Net realized and unrealized loss on investments........   (375,378,803)
                                                                --------------
        Net decrease in net assets resulting from operations...  $(372,208,225)
                                                                --------------
                                                                --------------
               The accompanying notes to financial statements
                  are an integral part of this statement.

Statements of Changes in Net Assets
For the six months ended September 30, 2001 (unaudited)
 and the year ended March 31, 2001
------------------------------------------------------------------------------------------------------------
                                                                             Six Months
                                                                          Ended 09/30/2001         2001
                                                                          ----------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income..............................................   $    3,170,578      $   12,826,420
    Net realized gain on investments...................................       64,249,492         239,132,501
    Net decrease in unrealized appreciation on investments.............     (439,628,295)       (971,846,264)
                                                                          --------------      --------------
             Net decrease in net assets resulting
             from operations...........................................     (372,208,225)       (719,887,343)
                                                                          --------------      --------------
DISTRIBUTIONS TO SHAREHOLDERS:
    Distribution from net investment income............................       (7,457,886)        (11,371,998)
    Distribution from net realized gain on investment transactions.....           --          (1,110,101,606)
                                                                          --------------      --------------
             Total distributions.......................................       (7,457,886)     (1,121,473,604)
                                                                          --------------      --------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares issued (548,559 and 2,288,056
      shares, respectively)............................................       30,077,871         158,839,983
    Reinvestment of distributions (121,831 and 15,176,239
      shares, respectively)............................................        6,746,989       1,025,674,689
    Cost of shares redeemed (4,989,434 and 11,205,936 shares,
      respectively)....................................................     (273,846,640)       (769,071,594)
                                                                          --------------      --------------
             Increase (decrease) in net assets derived from capital
              share transactions.......................................     (237,021,780)        415,443,078
                                                                          --------------      --------------
             Total decrease in net assets..............................     (616,687,891)     (1,425,917,869)
                                                                          --------------      --------------
NET ASSETS:
    Beginning of the period ...........................................    3,474,988,326       4,900,906,195
                                                                          --------------      --------------
    End of the period .................................................   $2,858,300,435      $3,474,988,326
                                                                          --------------      --------------
                                                                          --------------      --------------

    The accompanying notes to financial statements are
          an integral part of these statements.

Notes to Financial Statements
September 30, 2001 (unaudited)
-------------------------------------------------------------------------------
(1) Summary of Significant Accounting Policies --
    Nicholas Fund, Inc. (the "Fund") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended.  The primary objective of the Fund is long-term growth.  To achieve its objective, the Fund invests in a diversified list of common stocks having growth potential.  The following is a summary of the significant accounting policies of the Fund.
    (a)  Each equity security is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the last bid price.  Most debt securities, excluding short-term investments, are valued at current evaluated bid price.
         Variable rate demand notes are valued at cost which approximates market value.  U.S. Treasury Bills and commercial paper are stated at amortized cost which approximates market value.  Investment transactions are generally recorded no later than the first business day after the trade date.
    (b)  Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.
    (c)  Provision has not been made for federal income taxes or excise taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the
         Internal Revenue Code applicable to regulated investment companies.
    (d)  The amount of dividends and distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.  To the extent these book and tax differences are permanent in nature, such amounts are reclassified among fund shares issued and outstanding, accumulated undistributed net realized gain on investments and accumulated undistributed net investment income.  Accordingly, at September 30, 2001, no reclassifications were required.
    (e)  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Non-cash dividends, if any, are recorded at fair market value on date of distribution.
    (f)  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from estimates.
    (g)  The revised AICPA Audit and Accounting Guide for Investment Companies
         is effective for annual reports for fiscal years beginning after
         December 15, 2000.  While adoption of this revised guide will impact the presentation of the financial statements, management does not expect it to have a material impact on the operations of the Fund.
(2) Investment Adviser and Management Agreement --
    The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) to serve as investment adviser and manager.  Under the terms of the agreement, a monthly fee is paid to the investment adviser based on .75 of 1% on an annual basis of the average net asset value up to and including $50 million and .65 of 1% on an annual basis of the average net asset value in excess of $50 million.
    Also, the investment adviser may be reimbursed for clerical and administrative services rendered by its personnel.  This advisory agreement is subject to an annual review by the Directors of the Fund.
(3) Net Unrealized Appreciation --
    Aggregate gross unrealized appreciation (depreciation) as of September 30,
    2001, based on investment cost for federal tax purposes of $2,360,814,731 is as follows:
         Aggregate gross unrealized appreciation on investments......    $ 931,485,565
         Aggregate gross unrealized depreciation on investments......     (443,808,858)
                                                                        ---------------
              Net unrealized appreciation .........................      $ 487,676,707
                                                                        ---------------
                                                                        ---------------
(4) Investment Transactions --
    For the six months ended September 30, 2001, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated $808,171,271 and $981,476,853, respectively.

(5) Transactions with Affiliates -
    Following is an analysis of fiscal 2002 transactions with "affiliated companies" as defined by the
    Investment Company Act of 1940:
                                                                                              Amount of
                                                                                               Capital
                                                                                Amount of    Gain/(Loss)
                                                                                Dividends     Realized
                                                 Share Activity                 Credited       on Sale
                                               ------------------               to Income     of Shares
                                    Balance                          Balance    in Fiscal     in Fiscal
           Security Name            03/31/01   Purchases    Sales    09/30/01     2002           2002
           -------------           ----------  ---------   -------   ---------  ---------    -----------
Mercury General Corporation         4,066,500      -       692,600   3,373,900  $1,958,456   $23,108,855

Historical Record (unaudited)
-------------------------------------------------------------------------------
                                              Net Investment                       Dollar
                                   Net            Income       Capital Gain       Weighted        Growth of an
                               Asset Value    Distributions    Distributions    Price/Earnings   Initial $10,000
                                Per Share       Per Share        Per Share         Ratio**        Investment***
                               -----------    -------------    -------------    --------------   ---------------
July 14, 1969*...............   $ 6.59        $  --            $  --               --             $ 10,000
March 31, 1986...............    35.26         0.5750           0.6100            15.8 times        87,699
March 31, 1987...............    39.94         0.8820           0.1870            16.3             102,387
March 31, 1988...............    32.15         1.8400           4.0340            14.1              98,557
March 31, 1989...............    35.27         1.0250           0.4510            13.2             113,155
March 31, 1990...............    37.72         0.9240           1.0540            14.9             127,360
March 31, 1991...............    42.99         0.7900           0.2250            16.9             149,180
March 31, 1992...............    49.68         0.6790           0.8240            19.4             178,011
March 31, 1993...............    52.91         0.6790           2.0420            18.5             200,098
March 31, 1994...............    51.10         0.8175           1.0470            16.7             200,182
March 31, 1995...............    52.22         0.7070           3.3170            17.2             221,970
March 31, 1996...............    63.81         0.5650           4.0945            21.0             293,836
March 31, 1997..............     67.11         0.4179           5.3166            21.7             336,973
March 31, 1998...............    93.98         0.3616           5.8002            30.0             508,762
March 31, 1999...............    85.20         0.5880           8.2716            31.7             509,446
March 31, 2000...............    84.56         0.3114           5.9433            37.3             543,813
March 31, 2001...............    54.11         0.1900          19.2500            26.6             452,780
September 30, 2001...........    47.72         0.1200(a)          --              25.5             400,176

    * Date of Initial Public Offering.
   ** Based on latest 12 months accomplished earnings.
  *** Assuming reinvestment of all distibutions.
 (a) Paid June 19, 2001 to shareholders of record June 18, 2001.
Range in quarter end price/earnings ratios since December 31, 1974
          High                          Low
      ---------------               ---------------
   March 31, 2000 37.3           March 31, 1982 8.3

AUTOMATIC INVESTMENT PLAN - AN UPDATE (UNAUDITED)
The Nicholas Family of Funds' Automatic Investment Plan provides a simple method to dollar cost average into the fund(s) of your choice.
Dollar cost averaging involves making equal systematic investments over an extended time period.  A fixed dollar investment will purchase more shares when the market is low and fewer shares when the market is high.  The automatic investment plan is an excellent way for you to become a disciplined investor.
The following table illustrates what dollar cost averaging can achieve.  Please note that past performance is no guarantee of future results.  Nicholas Company recommends dollar cost averaging as a practical investment method.  It should be consistently applied for long periods (5 years or more) so that investments are made through several market cycles.  The table will be updated and appear in future financial reports issued by the Nicholas Family of Funds.
                                                                           Nicholas Fund
                                                                   ______________________________
     $1,000 initial investment on                                    07-14-69*      09-30-91
     Number of years of investing $100 each month following
          the date of initial investment                                  32.2            10
     Total cash invested                                               $39,700       $13,000
     Total dividends and capital gains distributions reinvested       $366,113       $12,825
     Total full shares owned 09/30/01                                   12,589           399
     Total market value on 09/30/01                                   $600,728       $19,025
The results above assume purchase on the last day of the month.  The Nicholas
Automatic Investment Plan actually invests on the 20th of each month (or on the alternate date specified by the investor).  Total market value includes reinvestment of all distributions.
* Date of initial public offering.

               NICHOLAS FAMILY OF FUNDS DECEMBER 2001 DISTRIBUTION SCHEDULE
FUND                               RECORD DATE       EX-DIVIDEND DATE      PAYMENT DATE
----                               -----------       ----------------      ------------
Nicholas Fund, Inc.                December 24         December 26         December 26
Nicholas II, Inc.                  December 20         December 21         December 21
Nicholas Limited Edition, Inc.     December 27         December 28         December 28
Nicholas Equity Income Fund, Inc.  December 26         December 27         December 27
Nicholas Income Fund, Inc.         December 27         December 28         December 28

                              Officers and Directors
                  ALBERT O. NICHOLAS, President and Director
                           ROBERT H. BOCK, Director
                         MELVIN L. SCHULTZ, Director
                 DAVID L. JOHNSON, Executive Vice President
           THOMAS J. SAEGER, Executive Vice President and Secretary
                   DAVID O. NICHOLAS, Senior Vice President
                   LYNN S. NICHOLAS, Senior Vice President
             JEFFREY T. MAY, Senior Vice President and Treasurer
                        MARK J. GIESE, Vice President
                      CANDACE L. LESAK, Vice President
                        Investment Adviser
                      NICHOLAS COMPANY, INC.
                       Milwaukee, Wisconsin
                  414-272-6133 or 800-227-5987
                         Transfer Agent
                FIRSTAR MUTUAL FUND SERVICES, LLC
                      Milwaukee, Wisconsin
                 414-276-0535 or 800-544-6547
                          Custodian
            FIRSTAR INSTITUTIONAL CUSTODY SERVICES
                        Cincinnati, Ohio
                          Auditors
                    ARTHUR ANDERSEN LLP
                   Milwaukee, Wisconsin
                         Counsel
                 DAVIS & KUELTHAU, S.C.
                  Milwaukee, Wisconsin
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        This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
700 North Water Street
Milwaukee, Wisconsin  53202
www.nicholasfunds.com
September 30, 2001